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                                                                      EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (File Nos. 33-44551, 33-56289, 33-64317, 333-46615,
333-75539, 333-75541, 333-75543, 333-91613) of R.H. Donnelley Corporation of our
report dated February 16, 2001, relating to the consolidated financial statements which appears in this Form 10-K.



/s/ PRICEWATERHOUSECOOPERS LLP


New York, New York
March 28, 2001